HAWK™ CORPORATION

Cowen and Company
31st Annual Aerospace/Defense Conference
February 10, 2010

Forward-Looking Statement

The information provided at the meeting today will include forward-looking statements relating to our sales, income from operations, depreciation and amortization, our worldwide markets, our growth in relation to end markets we serve and reinvestment of cash. Forward-looking statements are based on management's expectations and beliefs concerning future events. Forward-looking statements are necessarily subject to risks, uncertainties and other factors, many of which are outside the control of Hawk and which could cause actual results to differ materially from such statements. We do not assume any obligation to update these forward-looking statements.



HAWK CORPORATION

A LEADING WORLDWIDE SUPPLIER OF SPECIALTY-ENGINEERED FRICTION COMPONENTS

Investment Highlights

- A leading supplier of friction products covering a broad range of brake, clutch and transmission systems for over 50 years
- Worldwide leader of highly engineered friction products to diverse aircraft, military, industrial and performance consumer markets
- Approximately 80% of Hawk's total sales derive from specific sole-sourced applications
- Over 50% of Hawk's total sales are generated from replacement service requirement cycles in stable existing product lines
  - *Friction products are "wear parts" that require regular replacement*
- Strong balance sheet with $86.3 million in cash and marketable securities as of September 30, 2009
- Significant management ownership: 36% of common shares

Aerospace & Defense Brake Components

Aerospace

- Commercial Aircraft
- Cargo Planes
- Regional Jets
- General Aviation

Military

- Helicopters
- Aircraft
- Hummers





Aircraft/Defense Market

- Hawk is one of the largest suppliers of steel brake friction for the global Aerospace market.
  - **Products:** Steel brake rings, cups & insulators.
  - **Friction Technology:** Ceramic, Organic, Semi-Metallic, Sinter Metallic & Steel.
  - **Customers (Short List):** MABS, Goodrich, Dunlop, Parker, & US Government.







Leading Supplier of Friction Materials for Braking Systems

- Sole source steel brake provider to Goodrich and MABS
- New and existing series of many commercial and military aircraft models including:
  - *Boeing*
  - *EADS*
  - *Lockheed*
  - *United Technologies*
  - *Canadair regional jet series*


B

Largest Supplier of Friction Material for General Aviation Market

- Sole source GA steel brake provider to Goodrich, MABS, and Parker
- Includes numerous new and existing series of:
  - *Cessna*
  - *Hawker*
  - *Lear*
  - *Pilatus aircraft*



HAWK CORPORATION

Leading Friction Products Supplier in Military Applications

- Leading supplier of brake & transmission friction material
- Tracked & wheeled vehicles
- Aircraft applications include:
  - *C-130 Hercules*
  - *C-141 Starlifter*
  - *T-45 Goshawk*
  - *T-6 Texan*
  - *A-10 Thunderbolt*
  - *UH-60 Blackhawk*
  - *AH-64 Apache*







HAWK CORPORATION

Hawk serves some of the world's best known companies

GOODRICH

Dunlop Aerospace Braking Systems

MEGGITT

Parker

CATERPILLAR®

VOLVO

CNH

CARRARO

JOHN DEERE

EATON

HAWK CORPORATION

Revenues by Market
YTD 9/30/2009


PHOENIX


Alternative Energy
2.2%
Aerospace & Defense
28.6%
Performance Racing
7.6%
Agriculture
14.5%
Heavy Truck
9.7%
Specialty Friction
3.4%
Construction and Mining
34.1%







Technology Initiatives

- Carbon-Carbon composite technology
  - *Proprietary technology*
    - Reduces lead time up to 80% dramatically increasing service levels and reducing working capital (Industry standard lead times 6-9 months)
  - *Available market expands far beyond friction applications to include thermal management*
- Fuel Cell development
  - *Partnership with UTC in development of next generation fuel cell technology*
    - Providing complete components for UTC Power - PureCell™ 200 and 400 Powerplant

HAWK CORPORATION

YTD Consolidated Income
For the period ended September 30

	9/30/2009	9/30/2008
Revenue	**$126.8**	$211.8
Gross profit	**$34.0**	$63.6
Gross profit %	**26.8%**	30.0%
Operating income	**$11.8**	$33.7
Operating income %	**9.3%**	15.9%
Net income	**$4.8**	$18.4
Diluted EPS	$0.55	$1.95
Cash and Investments	**$86.3**	$93.3

Consolidated Income Statement

(in millions)

	2007	2008	2009 Guidance
Revenue	$215.9	$269.6	**$165.0 - $175.0**
Gross profit	$51.4	$77.1	
Gross profit %	23.8%	28.6%	
Operating income	$19.5	$39.2	**$15.0 - $17.0**
Operating income %	9.0%	14.5%	
Income from continuing operations, after tax	$7.8	$22.6	
Diluted EPS from continuing operations	$0.82	$2.40	
Depreciation and Amortization	$7.3	$7.4	
Capital Expenditures	$7.6	$15.2	**$8.0 - $10.0**

HAWK CORPORATION

Growth Opportunities




HAWK
DTC ROTOR



Product extensions
Rotors

Technologies
Fuel Cell

CORE FRICTION BUSINESS

Materials
Carbon
Elastomeric
Organic

Techniques
Pressed Grooves


PRESSED GROOVES AT 40x



HAWK CORPORATION

Investment Summary 2010

- Adopted strategic focus on friction
- Targeted uses of liquidity:
  - *Senior Note consent/Stock Buyback program*
  - *Acquisitions*
  - *New technologies*
  - *Global expansion and market strength*
- Business base
  - *Red hot focus on operations*
  - *Steady, diverse end-market growth*
  - *"Lean" manufacturing and active cost reduction programs*
- Good business characteristics – wear parts, after-market, long-term customer relationships, proprietary technology development, global positioning
  - *Commercialization of carbon composite technology focused on providing technology solutions to customers*

HAWK™
CORPORATION

HAWK™
CORPORATION